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                               SPORTS-TECH, INC.
                             345 North Maple Drive
                                   Suite 305
                        Beverly Hills, California 90210
                           Telephone: (310) 274-6688
                            Fax: (310) 274-274-3285




                                January 13, 1995


Membership Development, Inc.
23501 Park Sorrento
Suite 102
Calabasas, CA 91302

Gentlemen:

     This letter modifies the Sports-Tech, Inc ('STI') contractual obligation to file a registration statement with the Securities and Exchange Commission covering 250,000 shares of STI common stock owned by Membership Development, Inc. ('MDI'). The modifications described below are made solely because of STI's pending negotiations for a combination of STI with Alliance Media Corporation ('Alliance').

     STI agrees and covenants to MDI as follows:

     1. STI will cause a registration statement covering the 250,000 shares of STI common stock owned by MDI to be filed no later than June 1, 1995, which date is an absolute date certain regardless of the STI combination with Alliance.

     2. Notwithstanding the STI commitment made in paragraph 1 immediately above, in the event that negotiations between STI and Alliance terminate without the execution and delivery of a definitive acquisition agreement by January 31, 1995, then STI agrees to file the registration statement referred to in paragraph 1 immediately. Additionally, in the event that STI and Alliance have executed and delivered a definitive acquisition agreement which is terminated, whether by mutual agreement or otherwise, then STI agrees to file the registration statement referred to in paragraph 1 above within five (5) business days following the date of the termination of such agreement.

     3.  No  registration   statements  will  be  filed  by  STI  prior  to  the
registration statement to be filed covering the 250,000 shares of STI common stock owned by MDI. By execution of this letter,



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Membership Development, Inc.
January 13, 1995
Page 2


Alliance covenants and agrees to the commitment of STI set forth in the immediately preceding sentence.

     4. In the event that MDI is required to enforce its rights hereunder, whether by judicial action or otherwise, STI agrees to pay all of MDI's out-of-pocket costs (including reasonable legal fees and expenses) incurred in litigating or otherwise settling or resolving any dispute hereunder. STI further agrees that reasonable legal fees shall mean for purposes of this provision the statement of fees and expenses as presented without adjustment to MDI from a law firm or attorney with an 'Av' rating from Martindale-Hubbell, the national legal rating and listing directory; provided only that such law firm or attorney's statement has been prepared on the basis of such law firm or attorney's customary billing rates and provided further that such counsel shall be entitled to enforce directly against STI the right to legal fees and expenses provided hereunder and to collect from STI its out-of-pocket costs of any such collection action on the same basis as MDI.



                                                     Very truly yours,

                                                     SPORTS-TECH, INC.



                                                     By: /s/
                                                         ----------------------
                                                            Neil Rosenstein
                                                           Chairman and Chief
                                                            Executive Officer


ACKNOWLEDGED AND AGREED:

MEMBERSHIP DEVELOPMENT, INC.

By:
   ----------------------
   Sheldon Kasowar, a duly
   authorized representative



The undersigned, ALLIANCE MEDIA CORPORATION, hereby acknowledges that it is aware of the contractual obligation of STI to register the 250,000 shares of STI common stock owned by MDI, and



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Membership Development, Inc.
January 13, 1995
Page 3


in the event that the STI/Alliance combination is consummated, agrees to paragraphs 1, 3, and 4 of the foregoing letter.



                                               ALLIANCE MEDIA CORPORATION


                                               By:  /s/ Barry Peters 1/17/95
                                                    ------------------------
                                                    Barry Peters, Chairman

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